EXHIBIT 99



[COMPANY LOGO OMITTED]                                              NEWS RELEASE


FOR IMMEDIATE RELEASE

                          SANDY SPRING BANCORP REPORTS
                     27% INCREASE IN FIRST QUARTER EARNINGS

OLNEY, MARYLAND, April 14, 2003 -- Sandy Spring Bancorp, (NASDAQ-SASR) the parent company of Sandy Spring Bank, today announced net income for the first quarter of 2003 of $8.3 million ($.56 per diluted share) compared to $6.6 million ($.45 per diluted share) for the first quarter of 2002, a 27% increase.

"We continued to execute on the fundamentals of good community banking, which are reflected in a healthy increase in deposits, and ongoing improvement in the growth and scope of our non-interest income," said Hunter R. Hollar, President and Chief Executive Officer. "Despite international events and disappointing domestic economic trends, we have continued to deliver consistent returns, without compromising our credit quality or service levels. As these trends have continued and our local business market has become more competitive, the resiliency of the bank's business model is evident in our performance."

Return on average stockholders' equity was 18.64% for the first quarter of 2003, compared to 17.41% for the prior year period. Return on average assets for the first quarter of 2003 was 1.46%, compared to 1.29% for the first quarter of 2002.

Comparing March 31, 2003 balances to March 31, 2002, total assets were $2.4 billion versus $2.1 billion, a 14% increase. Total deposits increased 12% to $1.6 billion, while total loans and leases grew to $1.1 billion from $1.0 billion, a 3% increase. During the same period, stockholders' equity increased to $184 million or 7.7% of total assets.

Due to continuing strong asset quality and lower loan volumes, there was no provision for credit losses in the quarter compared to a provision of $1.2 million in the first quarter of 2002.

The Company's management will host a conference call to discuss its first quarter results today at 2:00 P.M. (ET). A live Web cast of the conference call is available through the Investor Relations' section of the Sandy Spring Web site at www.sandyspringbank.com.

DETAILED REVIEW OF FINANCIAL RESULTS

Comparing the first quarter of 2003 and 2002, net interest income increased 3% due to growth in average deposits of 9% and average loans of 7% over the prior year, which offset a decline in the net interest margin from 4.18% in 2002 to 3.94% in 2003. Noninterest income increased 14% over 2002. Excluding investment gains, noninterest income increased 18%. While historically low market interest rates had the effect of compressing the net interest margin such lower rates also positively impacted the level of mortgage banking activity resulting in a significant increase in noninterest income in the first quarter of 2003 over 2002. Also contributing to growth in noninterest income was trust revenues, which posted a 27% gain over the prior year and insurance agency commissions, which increased 3% over the first quarter of 2002.

Noninterest expenses were $16.0 million in 2003, a 4% increase over 2002. Higher compensation and benefits costs, attributable to a larger staff and merit increases, together with increased occupancy and equipment expenses from an expanded branch network, accounted for much of this increase. Amortization of intangible assets was the same in both periods. Nontinterest expenses excluding amortization of intangible assets were $15.3 million in 2003 compared to $14.6 million in 2002, a 5% increase. The GAAP based efficiency ratio was 59.4% for the quarter, while the traditional efficiency ratio was 52.9%, both reflecting improvements over the first quarter of 2002.

Although there are many uncertainties in the year ahead, current economic conditions regarding weaker than expected loan growth and margin compression, resulting from lower than anticipated interest rates, cause management to expect a lower range of expected diluted earnings per share of $ 2.10 - $ 2.20 for the year 2003, compared to the earlier expectations of $ 2.20 - $ 2.30 per diluted share. Second quarter expectations are in the range of $ .51 - $ .53 per diluted share. Please see the information below regarding Forward-Looking Statements, such as this statement of expected earnings.


About Sandy Spring Bancorp/Sandy Spring Bank

With $2.4 billion in assets, Sandy Spring Bancorp is the holding company for Sandy Spring Bank and its principal subsidiaries, Sandy Spring Insurance Corporation and The Equipment Leasing Company. Sandy Spring Bancorp is the third largest publicly traded banking company headquartered in Maryland. Sandy Spring is a community banking organization that focuses its lending and other services on businesses and consumers in the local market area. Independent and community-oriented, Sandy Spring Bank traces its origin to 1868 and offers a broad range of commercial banking, retail banking and trust services through 29 community offices and 45 ATMs located in Anne Arundel, Frederick, Howard, Montgomery, and Prince George's counties in Maryland. Visit www.sandyspringbank.com for more information.

For additional information or questions, please contact:
         Hunter R. Hollar, President & Chief Executive Officer or
         James H. Langmead, Executive V.P. & Chief Financial Officer Sandy Spring Bancorp
         17801 Georgia Avenue
         Olney, Maryland 20832
         1-800-399-5919
         E-mail:  HHollar@sandyspringbank.com
         JLangmead@sandyspringbank.com
         Web site:  www.sandyspringbank.com

Forward-Looking Statements: Sandy Spring Bancorp makes forward-looking statements in this News Release that are subject to risks and uncertainties. These forward-looking statements include: statements of goals, intentions, and earnings and performance expectations; estimates of risks and of future costs and benefits; assessments of probable loan and lease losses and market risk; and statements of the ability to achieve financial and other goals. These forward-looking statements are subject to significant uncertainties because they are based upon or are affected by: management's estimates and projections of future interest rates and other economic conditions; future laws and regulations; and a variety of other matters which, by their nature, are subject to significant uncertainties. Because of these uncertainties, Sandy Spring Bancorp's actual future results may differ materially from those indicated. In addition, the Sandy Spring Bancorp's past results of operations do not necessarily indicate its future results.


Sandy Spring Bancorp, Inc. and Subsidiaries
FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)

                                                                                Three Months Ended
                                                                                    March 31,
                                                                      ----------------------------------------        %
                                                                            2003                  2002              Change
------------------------------------------------------------------------------------------------------------------------------
Profitability for the period:
  Net interest income                                                        $19,125               $18,575            3
  Provision for credit losses                                                      0                 1,185
  Noninterest income                                                           7,775                 6,798           14
  Noninterest expenses                                                        15,975                15,298            4
  Income before income taxes                                                  10,925                 8,890           23
  Net income                                                                   8,305                 6,556           27

    Return on average assets                                                   1.46%                 1.29%
    Return on average equity                                                  18.64%                17.41%
    Net interest margin                                                        3.94%                 4.18%
    Efficiency ratio - GAAP based *                                           59.39%                60.29%
    Efficiency ratio - traditional *                                          52.91%                54.99%

Per share data:
  Basic net income                                                             $0.57                $0.45           27
  Diluted net income                                                            0.56                 0.45           24
  Dividends declared                                                            0.18                 0.17            6
  Book value                                                                   12.66                10.45           21
  Tangible book value                                                          11.22                 8.82           27

At period-end:
  Assets                                                                  $2,373,243           $2,082,832           14
  Deposits                                                                 1,555,513            1,393,367           12
  Loans and leases                                                         1,050,316            1,019,590            3
  Securities                                                               1,101,578              862,919           28
  Stockholders' equity                                                       183,557              151,430           21

Capital and credit quality ratios:
  Average equity to average assets                                             7.84%                 7.40%
  Allowance for credit losses to loans and leases                              1.43%                 1.36%
  Nonperforming assets to total assets                                         0.08%                 0.38%
  Annualized net (charge-offs) recoveries to average loans and leases          0.00%                 0.02%

* The GAAP based  efficiency  ratio is  noninterest  expenses  divided by net  interest  income  plus  noninterest  income  from the
Consolidated  Statements of Income.  The  traditional,  non-GAAP  efficiency  ratio  excludes  intangible  asset  amortization  from noninterest  expenses and securities gains from noninterest  income, and adds the  tax-equivalent  adjustment to net interest income
(amounts disclosed in quarterly trends page included with these Highlights).  See also the discussion of the efficiency ratio in the
2002 Annual Report.

Certain reclassifications of information previously reported have been made to conform with current presentation.

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

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except per share data)
                                                                           March 31,                      December 31,
                                                             --------------------------------------  --------------------
                                                                      2003                  2002                 2002
---------------------------------------------------------------------------------------------------  --------------------
Assets
  Cash and due from banks                                            $49,066               $38,876               $38,998
  Federal funds sold                                                  23,356                51,720                 9,135
  Interest-bearing deposits with banks                                   838                   842                   813
  Residential mortgage loans held for sale                            28,587                10,814                38,435
  Investments available-for-sale (at fair value)                     752,752               644,561               685,586
  Investments held-to-maturity - fair value of $333,505,
    $201,435, and $346,862, respectively                             327,589               201,429               340,860
  Other equity securities                                             21,237                16,929                19,812

  Total loans and leases                                           1,050,316             1,019,590             1,063,853
    Less:  allowance for credit losses                               (15,023)              (13,877)              (15,036)
                                                         --------------------  --------------------  --------------------
      Net loans and leases                                         1,035,293             1,005,713             1,048,817

  Premises and equipment, net                                         36,256                32,855                36,007
  Accrued interest receivable                                         19,372                14,238                14,957
  Goodwill                                                             7,643                 7,642                 7,642
  Other intangible assets, net                                        13,261                15,920                13,927
  Other assets                                                        57,993                41,293                52,415
                                                         --------------------  --------------------  --------------------
        Total assets                                              $2,373,243            $2,082,832            $2,307,404
                                                         ====================  ====================  ====================

Liabilities
  Noninterest-bearing deposits                                      $345,217              $280,021              $320,583
  Interest-bearing deposits                                        1,210,296             1,113,346             1,171,629
                                                         --------------------  --------------------  --------------------
      Total deposits                                               1,555,513             1,393,367             1,492,212

  Short-term borrowings                                              489,210               412,224               488,214
  Guaranteed preferred beneficial interests in
    the Company's subordinated debentures                             35,000                35,000                35,000
  Other long-term borrowings                                          88,521                79,112                90,500
  Accrued interest payable and other liabilities                      21,442                11,699                22,786
                                                         --------------------  --------------------  --------------------
        Total liabilities                                          2,189,686             1,931,402             2,128,712

Stockholders' Equity
  Common stock -- par value $1.00; shares authorized
    50,000,000; shares issued and outstanding 14,503,157,
    14,493,950 and 14,536,094, respectively                           14,503                14,494                14,536
  Additional paid in capital                                          19,881                20,540                21,128
  Retained earnings                                                  138,293               115,999               132,607
  Accumulated other comprehensive income                              10,880                   397                10,421
                                                         --------------------  --------------------  --------------------
        Total stockholders' equity                                   183,557               151,430               178,692
                                                         --------------------  --------------------  --------------------
        Total liabilities and stockholders' equity                $2,373,243            $2,082,832            $2,307,404
                                                         ====================  ====================  ====================

Certain reclassifications of information previously reported have been made to conform with current presentation.


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

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share data)                                     Three Months Ended
                                                                               March 31,
                                                               ------------------------------------------
                                                                      2003                  2002
                                                               --------------------  --------------------
Interest income:
  Interest and fees on loans and leases                                    $16,619               $17,722
  Interest on loans held for sale                                              308                   173
  Interest on deposits with banks                                                3                     8
  Interest and dividends on securities:
    Taxable                                                                  8,732                 9,259
    Exempt from federal income taxes                                         3,468                 2,412
  Interest on federal funds sold                                               106                   120
                                                               --------------------  --------------------
      Total interest income                                                 29,236                29,694
Interest expense:
  Interest on deposits                                                       3,933                 5,324
  Interest on short-term borrowings                                          4,668                 3,723
  Interest on long-term borrowings                                           1,510                 2,072
                                                               --------------------  --------------------
      Total interest expense                                                10,111                11,119
                                                               --------------------  --------------------
        Net interest income                                                 19,125                18,575
Provision for credit losses                                                      0                 1,185
                                                               --------------------  --------------------
        Net interest income after provision for credit losses               19,125                17,390
Noninterest income:
  Securities gains                                                               8                   233
  Service charges on deposit accounts                                        1,984                 1,878
  Gains on sales of mortgage loans                                           1,575                   738
  Fees on sales of investment products                                         521                   640
  Trust department income                                                      720                   569
  Insurance agency commissions                                               1,019                   986
  Income from bank owned life insurance                                        609                   435
  Other income                                                               1,339                 1,319
                                                               --------------------  --------------------
        Total noninterest income                                             7,775                 6,798
Noninterest expenses:
  Salaries and employee benefits                                             9,450                 9,296
  Occupancy expense of premises                                              1,584                 1,306
  Equipment expenses                                                         1,041                   809
  Marketing                                                                    454                   402
  Outside data services                                                        645                   613
  Amortization of intangible assets                                            665                   665
  Other expenses                                                             2,136                 2,207
                                                               --------------------  --------------------
        Total noninterest expenses                                          15,975                15,298
                                                               --------------------  --------------------
Income before income taxes                                                  10,925                 8,890
Income tax expense                                                           2,620                 2,334
                                                               --------------------  --------------------
                                                               --------------------  --------------------
          Net income                                                        $8,305                $6,556
                                                               ====================  ====================
Basic net income per share                                                   $0.57                 $0.45
Diluted net income per share                                                  0.56                  0.45
Dividends declared per share                                                  0.18                  0.17

Certain reclassifications of information previously reported have been made to conform with current presentation.



Sandy Spring Bancorp, Inc. and Subsidiaries
HISTORICAL TRENDS IN QUARTERLY FINANCIAL DATA             2003                               2002
                                                 --------------  ---------------------------------------------------------
(Dollars in thousands, except per share data)               Q1              Q4            Q3             Q2            Q1
---------------------------------------------------------------  ---------------------------------------------------------
Profitability for the quarter:
Tax-equivalent interest income                         $31,282         $32,887       $32,890        $32,702       $31,163
--------------------------------------------------------------------------------------------------------------------------
Interest expense                                        10,111          10,797        11,034         10,950        11,119
--------------------------------------------------------------------------------------------------------------------------
Tax-equivalent net interest income                      21,171          22,090        21,856         21,752        20,044
--------------------------------------------------------------------------------------------------------------------------
  Tax-equivalent adjustment                              2,046           1,859         1,922          1,670         1,469
--------------------------------------------------------------------------------------------------------------------------
Provision for credit losses                                  0             300           395            985         1,185
--------------------------------------------------------------------------------------------------------------------------
Noninterest income                                       7,775           8,631         7,615          6,685         6,798
--------------------------------------------------------------------------------------------------------------------------
Noninterest expenses                                    15,975          16,698        15,847         16,117        15,298
--------------------------------------------------------------------------------------------------------------------------
Income before income taxes                              10,925          11,864        11,306          9,665         8,890
--------------------------------------------------------------------------------------------------------------------------
Income tax expense                                       2,620           3,122         3,049          2,507         2,334
--------------------------------------------------------------------------------------------------------------------------
Net Income                                               8,305           8,742         8,257          7,158         6,556
==========================================================================================================================
Financial ratios:
Return on average assets                                 1.46%           1.53%         1.50%          1.35%         1.29%
--------------------------------------------------------------------------------------------------------------------------
Return on average equity                                18.64%          19.89%        19.64%         18.45%        17.41%
--------------------------------------------------------------------------------------------------------------------------
Net interest margin                                      3.94%           4.17%         4.23%          4.39%         4.18%
--------------------------------------------------------------------------------------------------------------------------
Efficiency ratio - GAAP based *                         59.39%          57.85%        57.52%         60.21%        60.29%
--------------------------------------------------------------------------------------------------------------------------
Efficiency ratio - traditional *                        52.91%          53.94%        52.94%         54.34%        54.99%
==========================================================================================================================
Per share data:
Basic net income                                         $0.57           $0.61         $0.56          $0.50         $0.45
--------------------------------------------------------------------------------------------------------------------------
Diluted net income                                       $0.56           $0.59         $0.56          $0.48         $0.45
--------------------------------------------------------------------------------------------------------------------------
Dividends declared                                       $0.18           $0.18         $0.17          $0.17         $0.17
--------------------------------------------------------------------------------------------------------------------------
Book value                                              $12.66          $12.29        $11.91         $11.28        $10.45
--------------------------------------------------------------------------------------------------------------------------
Tangible book value                                     $11.22          $10.81        $10.38          $9.70         $8.82
--------------------------------------------------------------------------------------------------------------------------
Average fully diluted shares                        14,743,976      14,729,882    14,727,897     14,724,774    14,709,011
==========================================================================================================================
Items excluded in efficiency ratio - traditional:
Securities gains                                            $8            $995          $791            ($3)         $233
--------------------------------------------------------------------------------------------------------------------------
Amortization of intangible assets                         (665)           (665)         (665)          (664)         (665)
==========================================================================================================================
Noninterest income breakdown:
Service charges on deposit accounts                     $1,984          $2,091        $1,917         $1,953        $1,878
--------------------------------------------------------------------------------------------------------------------------
Gains on sales of mortgage loans                         1,575           1,461         1,000            741           738
--------------------------------------------------------------------------------------------------------------------------
Fees on sales of investment products                       521             457           425            556           640
--------------------------------------------------------------------------------------------------------------------------
Trust department income                                    720             671           652            605           569
--------------------------------------------------------------------------------------------------------------------------
Insurance agency commissions                             1,019             848           657            790           986
--------------------------------------------------------------------------------------------------------------------------
Income from bank owned life insurance                      609             516           493            432           435
--------------------------------------------------------------------------------------------------------------------------
Other income                                             1,339           1,592         1,680          1,611         1,319
--------------------------------------------------------------------------------------------------------------------------
  Total without securities gains                         7,767           7,636         6,824          6,688         6,565
==========================================================================================================================
Noninterest expense breakdown:
Salaries and employee benefits                          $9,450         $10,449        $9,396         $9,429        $9,297
--------------------------------------------------------------------------------------------------------------------------
Occupancy expense of premises                            1,584           1,366         1,369          1,558         1,306
--------------------------------------------------------------------------------------------------------------------------
Equipment expenses                                       1,041           1,096           949            956           809
--------------------------------------------------------------------------------------------------------------------------
Marketing                                                  454             493           438            574           402
--------------------------------------------------------------------------------------------------------------------------
Outside data services                                      645             574           594            634           613
--------------------------------------------------------------------------------------------------------------------------

* The GAAP based  efficiency  ratio is  noninterest  expenses  divided by net  interest  income  plus  noninterest  income  from the
Consolidated  Statements of Income.  The  traditional,  non-GAAP  efficiency  ratio  excludes  intangible  asset  amortization  from noninterest  expenses and securities gains from noninterest  income, and adds the  tax-equivalent  adjustment to net interest income
(amounts disclosed above). See also the discussion of the efficiency ratio in the 2002 Annual Report.


Sandy Spring Bancorp, Inc. and Subsidiaries
HISTORICAL TRENDS IN QUARTERLY FINANCIAL DATA                   2003                                2002
                                                       --------------   ---------------------------------------------------------
(Dollars in thousands, except per share data)                     Q1               Q4            Q3             Q2            Q1
---------------------------------------------------------------------   ---------------------------------------------------------
Noninterest expense breakdown (continued):
Amortization of intangible assets                               $665              665           665            664          $665
---------------------------------------------------------------------------------------------------------------------------------
Other expenses                                                 2,136            2,055         2,436          2,302         2,207
---------------------------------------------------------------------------------------------------------------------------------
  Total                                                       15,975           16,698        15,847         16,117        15,299
=================================================================================================================================
Balance sheets at quarter end:
Residential mortgage loans                                  $276,001         $281,088      $278,954       $274,839      $267,691
---------------------------------------------------------------------------------------------------------------------------------
Residential construction loans                                66,937           73,585        80,655         80,756        74,381
---------------------------------------------------------------------------------------------------------------------------------
Commercial mortgage loans                                    260,437          257,118       239,993        241,353       235,294
---------------------------------------------------------------------------------------------------------------------------------
Commercial construction loans                                 54,238           51,947        56,497         54,749        53,732
---------------------------------------------------------------------------------------------------------------------------------
Commercial loans and leases                                  160,344          166,949       171,174        167,541       158,614
---------------------------------------------------------------------------------------------------------------------------------
Consumer loans                                               232,359          233,166       239,132        238,426       229,878
---------------------------------------------------------------------------------------------------------------------------------
  Total loans and leases                                   1,050,316        1,063,853     1,066,405      1,057,664     1,019,590
---------------------------------------------------------------------------------------------------------------------------------
  Less: allowance for credit losses                          (15,023)         (15,036)      (15,220)       (14,911)      (13,877)
---------------------------------------------------------------------------------------------------------------------------------
    Net loans and leases                                   1,035,293        1,048,817     1,051,185      1,042,753     1,005,713
---------------------------------------------------------------------------------------------------------------------------------
Goodwill                                                       7,643            7,642         7,642          7,642         7,642
---------------------------------------------------------------------------------------------------------------------------------
Other intangible assets, net                                  13,261           13,927        14,591         15,256        15,920
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                               2,373,243        2,293,404     2,261,508      2,158,785     2,082,832
---------------------------------------------------------------------------------------------------------------------------------
Total deposits                                             1,555,513        1,492,212     1,465,147      1,409,853     1,393,367
---------------------------------------------------------------------------------------------------------------------------------
Total stockholders' equity                                   183,557          178,692       172,887        163,641       151,430
=================================================================================================================================
Quarterly average balance sheets:
Residential mortgage loans                                  $304,494         $306,872      $291,703       $279,820      $272,145
---------------------------------------------------------------------------------------------------------------------------------
Residential construction loans                                72,031           79,698        78,816         76,261        79,701
---------------------------------------------------------------------------------------------------------------------------------
Commercial mortgage loans                                    258,707          253,465       242,138        241,594       235,783
---------------------------------------------------------------------------------------------------------------------------------
Commercial construction loans                                 52,970           52,572        55,657         54,227        54,494
---------------------------------------------------------------------------------------------------------------------------------
Commercial loans and leases                                  163,216          167,319       166,540        160,745       149,170
---------------------------------------------------------------------------------------------------------------------------------
Consumer loans                                               231,770          234,243       240,174        231,585       221,083
---------------------------------------------------------------------------------------------------------------------------------
  Total loans and leases                                   1,083,188        1,094,169     1,075,028      1,044,232     1,012,376
---------------------------------------------------------------------------------------------------------------------------------
Securities                                                 1,039,112          987,663       943,083        910,235       882,497
---------------------------------------------------------------------------------------------------------------------------------
Total earning assets                                       2,158,817        2,125,714     2,051,202      1,987,313     1,926,617
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                               2,305,834        2,269,918     2,186,028      2,119,776     2,064,136
---------------------------------------------------------------------------------------------------------------------------------
Total interest-bearing liabilities                         1,799,132        1,769,910     1,719,174      1,683,225     1,637,363
---------------------------------------------------------------------------------------------------------------------------------
Noninterest-bearing demand deposits                          299,638          307,585       284,915        269,658       260,575
---------------------------------------------------------------------------------------------------------------------------------
Total deposits                                             1,488,023        1,469,979     1,418,211      1,393,004     1,368,143
---------------------------------------------------------------------------------------------------------------------------------
Stockholders' equity                                         180,700          174,381       166,769        155,597       152,735
=================================================================================================================================
Capital and credit quality measures:
Average equity to average assets                               7.84%            7.68%         7.63%          7.34%         7.40%
---------------------------------------------------------------------------------------------------------------------------------
Credit loss allowance to loans and leases                      1.43%            1.41%         1.43%          1.41%         1.36%
---------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets to total assets                           0.08%            0.12%         0.32%          0.35%         0.38%
---------------------------------------------------------------------------------------------------------------------------------
Annualized net (charge-offs) recoveries to
  average loans and leases                                     0.00%            (0.18)%       (0.03)%        0.02%         0.02%
=================================================================================================================================
Miscellaneous data:
Net (charge-offs) recoveries                                    ($13)           ($484)         ($86)           $49           $39
---------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets:
  Non-accrual loans and leases                                   567              588         6,109          5,730         6,039
---------------------------------------------------------------------------------------------------------------------------------
  Loans and leases 90 days past due                            1,381            2,157         1,022          1,761         1,872
---------------------------------------------------------------------------------------------------------------------------------
  Restructured loans and leases                                    0                0             0              0             0
---------------------------------------------------------------------------------------------------------------------------------
  Other real estate owned, net                                     0                0            44             79            50
---------------------------------------------------------------------------------------------------------------------------------
    Total nonperforming assets                                 1,948            2,745         7,175          7,570         7,961
=================================================================================================================================


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

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES
(Dollars in thousands and tax-equivalent)

                                                                                 Three Months Ended March 31,
                                                  --------------------------------------------------------------------------------
                                                                     2003                                       2002
                                                  -------------------------------------     --------------------------------------
                                                    Average       Annualized   Yield/          Average       Annualized   Yield/
                                                   Balances        Interest     Rate           Balance        Interest     Rate
                                                  -------------- ------------- --------     --------------- ------------- --------
Assets
Residential mortgage loans                             $304,494       $18,722     6.15 %          $272,145       $19,502     7.17 %
Residential construction loans                           72,031         3,882     5.39              79,701         4,303     5.40
Commercial mortgage loans                               258,707        18,425     7.12             235,783        18,730     7.94
Commercial construction loans                            52,970         3,211     6.06              54,494         3,290     6.04
Commercial loans and leases                             163,216        11,932     7.31             149,170        12,600     8.45
Consumer loans                                          231,770        12,180     5.26             221,083        13,832     6.26
                                                  -------------- -------------              --------------- -------------
  Total loans and leases                              1,083,188        68,352     6.31           1,012,376        72,257     7.14
Securities                                            1,039,112        57,038     5.49             882,497        52,614     5.96
Interest-bearing deposits with banks                      1,244            13     1.05               1,132            31     2.74
Federal funds sold                                       35,273           424     1.20              30,612           482     1.57
                                                  -------------- -------------              --------------- -------------
TOTAL EARNING ASSETS                                  2,158,817       125,827     5.83 %         1,926,617       125,384     6.51 %

Less:  allowance for credit losses                      (15,038)                                   (13,082)
Cash and due from banks                                  34,595                                     37,154
Premises and equipment, net                              36,266                                     32,747
Other assets                                             91,194                                     80,700
                                                  --------------                            ---------------
      Total assets                                   $2,305,834                                 $2,064,136
                                                  ==============                            ===============

Liabilities and Stockholders' Equity
Interest-bearing demand deposits                       $186,114          $517     0.28 %          $165,477          $427     0.26 %
Regular savings deposits                                157,446           590     0.37             122,262         1,229     1.01
Money market savings deposits                           403,604         3,118     0.77             392,438         4,451     1.13
Time deposits                                           441,221        11,724     2.66             427,391        15,485     3.62
                                                  -------------- -------------              --------------- -------------
  Total interest-bearing deposits                     1,188,385        15,949     1.34           1,107,568        21,592     1.95
Borrowings                                              610,747        24,750     4.05             529,795        23,227     4.38
                                                  -------------- -------------              --------------- -------------
                                                                 -------------                              -------------
TOTAL INTEREST-BEARING LIABILITIES                    1,799,132        40,699     2.26           1,637,363        44,819     2.74
                                                                 ------------- --------                     ------------- --------
  Net interest income and spread                                      $85,128     3.57 %                         $80,565     3.77 %
                                                                 ============= ========                     ============= ========

Noninterest-bearing demand deposits                     299,638                                    260,575
Other liabilities                                        26,364                                     13,463
Stockholder's equity                                    180,700                                    152,735
                                                  --------------                            ---------------
                                                  --------------                            ---------------
    Total liabilities and stockholders' equity       $2,305,834                                 $2,064,136
                                                  ==============                            ===============

Interest income/earning assets                                                    5.83 %                                     6.51 %
Interest expense/earning assets                                                   1.89                                       2.33
                                                                               --------                                   --------
    Net interest margin                                                           3.94 %                                     4.18 %
                                                                               ========                                   ========